Discontinued Operations (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Revenues	$ 617,406	$ 766,287
Cost of Revenue	1,284,337	852,635
Gross Profit	(666,931)	(86,348)
Operating Expenses
Depreciation and amortization	128,935	511,588
Loss from Operations	(795,866)	(597,936)
Other Expense
Interest expense	1,770	7,714
Loss from discontinued operations	(797,636)	(605,650)
Income tax benefit	311,078	236,204
Loss on discontinued operations, net of tax	$ (486,558)	$ (369,446)